UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                               FORM 8-K


                            Current Report
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)     June 3, 2002

                    Frozen Food Express Industries, Inc.
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            (Exact name of registrant as specified on its charter)



Texas                                1-10006          75-1301831
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(State or other jurisdiction       (Commission      (IRS Employer
of incorporation or organization)  File Number)     Identification No.)


                        1145 Empire Central Place
                               Dallas, Texas                    75247-4309
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            (Address of principal executive offices)            (Zip Code)

                            (2l4) 630-8090
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         (Registrant's telephone number, including area code)


                                None
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     (Former name, former address and former fiscal year,
                  if changed since last report)



























                             INDEX



                  PART I - FINANCIAL INFORMATION





                                                 Page No.
                                                ---------

Item 1.	Change in Control of Registrant		N/A


Item 2.   Acquisition or Disposition of Assets    N/A


Item 3.	Bankruptcies or Receiverships			N/A


Item 4.	Changes in Registrant's Certifying
		Accountants						N/A









Item 5.   Other Events                            3



Item 6.	Resignations of Registrant's Directors	N/A



Item 7.	Financial Statements and Exhibits		3


		Exhibit 99.1 Press Release			4



Item 8.	Change in Fiscal Year				N/A











Item 5.	OTHER EVENTS

A. On May 30, 2002, the Registrant closed $40 million credit facility and issued a press release, a copy of which is filed as Exhibit 99.1 to this current report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

C. Exhibits

   99.1 Press Release -     Frozen Food Express Industries
                            Closes $40 Million Credit Facility
                            (May 30, 2002)






SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                        ------------------------------------
                                         (Registrant)



June 3, 2002                             By:  /s/ F. Dixon McElwee, Jr.
                                         -------------------------------------
                                              F. Dixon McElwee, Jr.
                                              Senior Vice President
                                              Principal Financial
                                              and Accounting Officer